SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                  Date of Report - April 27, 2005

                 UNION NATIONAL FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)



    Pennsylvania                0-19214            23-2415179
---------------------------    -------------      -----------

(State or other jurisdiction (Commission File     (IRS Employer
     of Incorporation)             Number)       Identification
                                                    Number)

   101 East Main Street, P.O. Box 567
         Mount Joy, Pennsylvania                        17552
---------------------------------------            --------------
(Address of principal executive offices)              (Zip Code)



 Registrant's telephone number including area code:
                       (717) 653-1441
                        --------------

                                N/A
-----------------------------------------------------------------
   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Principal Officers; Election
           ______________________________________________________
           of Directors; Appointment of Principal Officers
           _______________________________________________

           At the 2005 Annual Meeting of Shareholders on April 27, 2005, Union National Financial Corporation announced that Donald H. Wolgemuth will retire effective December 31, 2005, from his position as Chairman of the Board and as a member of the Board of Directors of both Union National Financial Corporation and its subsidiary, Union National Community Bank. Union National's Governance and Nominating Committee will evaluate and determine a succession plan relative to Mr. Wolgemuth's positions.


Item 7.01  Regulation FD Disclosure
           ________________________

           On April 27, 2005, Union National Financial
           Corporation held its 2005 Annual Meeting of
           Shareholders at which time a presentation was given by the executive management team to review the 2004 financial results as well as future initiatives. The aforementioned presentation is attached as an exhibit to this Current Report on Form 8-K.


Item 9.01  Financial Statements and Exhibits
           _________________________________

      (b)  Exhibits.

           Exhibit No.   Description
           ___________   ___________
           99.1          2005 Annual Meeting of Shareholders
                         Presentation



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                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNION NATIONAL FINANCIAL CORPORATION
                             (Registrant)


Dated: April 27, 2005        /s/Mark D. Gainer
                             ----------------------------------

                             Mark D. Gainer,
                             President & Chief Executive Officer

                            EXHIBIT INDEX

                                        Page Number in
Exhibit                                 Manually Signed Original
_______                                 ________________________

99.1       2005 Annual Meeting of
           Shareholders Presentation                5

                          EXHIBIT 99.1

        2005 Annual Meeting of Shareholder Presentation

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